UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 12, 2005

Digital Angel Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-15177	52-1233960
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

490 Villaume Avenue, South St. Paul, Minnesota	55075
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code) (651) 455-1621

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 7.01 Regulation FD Disclosure.

                On May 12, 2005, Digital Angel Corporation issued a press release announcing that its Chief Execitive Officer will give a presentation at the AeA Micro Cap Financial Conference at 8 A.M. PST on Tuesday , May 17, 2005. The conference is being held at the Moneterey Plaza Hotel in Monterey, California. The presentation will be followed by a meeting from 1:15 — 5:30 P.M. PST in the hotel’s room 2315. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01.

The statements in the attached press release and at the announced conference that are not strictly historical, are “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are intended to be covered by the safe harbors created by these sections. The forward-looking statements are subject to risks and uncertainties and the actual results that the Company achieves may differ materially from these forward-looking statements due to such risks and uncertainties, including, but not limited to, that recent changes in the Company’s senior management could have an adverse effect on the Company’s financial results that the Company’s stockholders will experience dilution if certain debt owned by the Company is converted into common stock; the risk of foreclosure on substantially all of the Company’s assets; that the Company’s majority stockholder, Applied Digital Solutions, Inc. is able to completely control the board of directors and may support actions that conflict with the interests of other stockholders; that the Company’s earnings will decline if it writes off additional goodwill and other intangible assets; that exercises of the Company’s options and warrants outstanding and available for issuance may adversely affect the market price of the Company’s common stock, the Company’s inability to generate income, the Company’s ability to maintain patent and trade secret protection, domestic and foreign government regulation, the Company’s sales to government contractors of animal identification products, dependence on a single production arrangement for its patented syringe-injectable microchips, dependence on principal customers, competition in the visual and electronic identification markets, foreign currency rate fluctuation, dependence on a small team of senior management and the Company’s ability to develop, integrate, miniaturize and market the Digital Angel(TM) technology. A detailed statement of risks and uncertainties is contained in the Company’s reports to the Securities and Exchange Commission, including in particular the Company’s Form 10-K for the fiscal year ended December 31, 2004. Investors and stockholders are urged to read this document carefully. The Company can offer no assurances that any projections, assumptions or forecasts made or discussed in this release will be met, and investors should understand the risks of investing solely due to such projections. The Company undertakes no obligation to revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release.

In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)           Exhibits.

99.1                           Press release issued by Digital Angel Corporation on May 12, 2005.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Angel Corporation

Date: May 13, 2005.
	By	/s/ Kevin N. McGrath
Kevin N. McGrath
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Digital Angel Corporation on May 12, 2005